SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement  [ ] Confidential, for Use of the Commission
[ ] Definitive proxy statement       Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                FMB FUNDS, INC.
               (Name of Registrant as Specified in Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:___
    (2) Aggregate number of securities to which transaction applies:___
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):___
    (4) Proposed maximum aggregate value of transaction: ____
    (5) Total fee paid: _______
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid: _____________
    (2) Form, schedule or registration statement no.: ____________
    (3) Filing party: __________
    (4) Date filed: __________

                                FMB FUNDS, INC.
                        The FMB Diversified Equity Fund
                  The FMB Intermediate Government Income Fund
                      The FMB Michigan Tax-Free Bond Fund
                           The FMB Money Market Fund

                                 P.O. Box 8526
                       Boston, Massachusetts 02266-8526
                           Telephone:1-800-453-4234
September 5, 1997

Dear Shareholder:

         First Michigan Bank Corporation ("First Michigan"), your fund's sub-advisor, has agreed to be acquired by Huntington Bancshares Incorporated ("HBI") through a merger (the "HBI Merger"). We are sending this proxy statement to you because your vote is important to the planned HBI Merger. Your fund's investment adviser, FMB-Trust, is a subsidiary of First
Michigan. In connection with the HBI Merger, FMB-Trust will also merge with The Huntington National Bank ("Huntington"), a wholly-owned subsidiary of HBI, and as a result of the HBI Merger and this bank merger, it is necessary for your fund to approve a new investment advisory contract.

         As you review these materials, please keep in mind that First Michigan and FMB-Trust, not your fund, are being acquired by HBI and its subsidiary bank, Huntington. If the new investment advisory contract with Huntington is approved, YOUR FUND SHARES WILL NOT CHANGE AND THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE. Further, Huntington has provided assurance that you will continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

         The FMB Funds' Board of Directors has approved the proposal and recommends it for your approval. I encourage you to vote in favor of the proposal. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL
SOLICITATIONS.

         As always, we thank you for your confidence and support.

Sincerely,


Michael R. Mucciolo
Chairman of the Board

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.


                                FMB FUNDS, INC.
                                 P.O. Box 8526
                       Boston, Massachusetts 02266-8526
                           Telephone: 1-800-453-4234

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT
                       To be held on September 26, 1997

                               September 5, 1997

To the Shareholders:

         You are invited to attend a joint special meeting of shareholders (the "Meeting") of the following funds (each an "FMB Fund" and collectively the "FMB Funds"):

         FMB Diversified Equity Fund
         FMB Intermediate Government Income Fund
         FMB Michigan Tax-Free Bond Fund
         FMB Money Market Fund

         The Meeting will be held at the offices of the FMB Funds' Administrator, SEI Fund Resources, Oaks, Pennsylvania, on Friday, September 26, 1997, at 3:00 p.m., local time, for the following purposes:

         1. To approve or disapprove a new investment advisory contract with The Huntington National Bank, Trust Division ("Huntington") or its successor on the same terms as the current advisory contract with FMB-Trust.

         2. To act on any other matters that may properly come before the meeting or at any adjournment thereof.

The accompanying proxy is solicited by the Board of Directors of the FMB Funds for voting at the Meeting and at any and all adjournments thereof. This proxy statement was first mailed to shareholders on or about September 5, 1997.

         The shareholders of each FMB Fund will vote separately on Item 1. The Board of Directors recommends an affirmative vote on Item 1 by the shareholders of each FMB Fund. The vote required to approve Item 1 is described under the section of this proxy statement entitled
"Miscellaneous".

         The Board of Directors has fixed the close of business on August 20, 1997 (the "Record Date"), as the record date for the determination of shareholders of each FMB Fund entitled to notice of and to vote at the Meeting. Because the proposed new advisory contract affects both the Consumer Service Class of shares and the Institutional Class of shares of each FMB Fund on an identical basis, shares of both classes of each FMB Fund will vote together as a single class on Item 1 at the Meeting. As of the Record Date, the aggregate number of Consumer Service Class shares and Investment Class shares of each FMB Fund issued and outstanding was as follows:

                                             Combined
Fund                                          Shares
----                                          ------
FMB Diversified Equity Fund
FMB Intermediate Government Income Fund
FMB Michigan Tax-Free Bond Fund
FMB Money Market Fund



Principal Shareholders

         At August 20, 1997, the following persons owned of record or beneficially 5% or more of the outstanding voting shares of an FMB Fund (for this purpose, shares of the FMB Funds' Consumer Service Class and its Institutional Class have been aggregated, since both classes of each series will vote as a group):

          Name of FMB Fund and                      Percent of Combined
          Name and Address of Shareholder               Shares Owned

          FMB Diversified Equity Fund:
              FM Co., Trust Operations
                101 East Main Street
                Zeeland, Michigan 49464-1735                      %
          FMB Intermediate Government Income Fund:
              FM Co., Trust Operations
                101 East Main Street
                Zeeland, Michigan 49464-1735                      %
              Ameritrade Inc.
                P.O. Box 2226
                Omaha, Nebraska 68103-2226                        %
              Muskegon General Hospital
                1700 Oak Avenue
                Muskegon, Michigan  49442-2407                    %
          FMB Michigan Tax-Free Bond Fund:
              FM Co., Trust Operations
                101 East Main Street
                Zeeland, Michigan 49464-1735                      %
          FMB Money Market Fund:
              FM Co., Trust Operations
                101 East Main Street
                Zeeland, Michigan 49464-1735                      %

             PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY CONTRACT

         FMB-Trust is currently the investment adviser for each FMB Fund. FMB-Trust is wholly-owned by First Michigan Bank Corporation ("First Michigan"). First Michigan is currently the sub-advisor for each FMB Fund. First Michigan has entered into an Agreement and Plan of Merger dated as of May 5, 1997, with Huntington Bancshares Incorporated ("HBI") whereby First Michigan will be merged with and into HBI and HBI will continue as the surviving corporation (the "HBI Merger"). The HBI Merger is subject to approval by the shareholders of both HBI and First Michigan, and special meetings of both institutions have been scheduled for late September 1997. In connection with the HBI Merger, HBI and First Michigan have also agreed to merge their respective bank subsidiaries, and as a result, FMB-Trust will merge with and into Huntington immediately after the HBI Merger. This second merger is referred to herein as the "Bank Merger". The address of HBI and Huntington is 41 South High Street, Columbus, Ohio 43287.

         Consummation of the HBI Merger and the Bank Merger will result in an "assignment", as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each FMB Fund's current investment advisory contract with FMB-Trust and its sub-advisory contract with First Michigan. As required by the 1940 Act, each current investment advisory contract with FMB-Trust, and each current sub-advisory contract with First Michigan, provides for its automatic termination in the event of its assignment. In anticipation of the HBI Merger and the Bank Merger, a new investment advisory contract ("advisory contract") between each FMB Fund and Huntington (as the surviving entity in the Bank Merger) has been unanimously approved by the Board of Directors of FMB Funds and is being proposed for approval by shareholders of each FMB Fund. A copy of the form of the new advisory contract is attached hereto as Exhibit A. THE NEW ADVISORY CONTRACT FOR
EACH FMB FUND IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE CURRENT ADVISORY CONTRACT. If the shareholders of HBI and First do not approve the HBI Merger at the September 1997 meetings that have been scheduled, the proposed new advisory contract for each FMB Fund will not become effective, and FMB-Trust will continue to serve as the advisor for each FMB Fund under its current advisory contract with each fund. The existing sub-advisory contracts, which terminate as a result of the HBI Merger, will not be replaced. Huntington intends to provide all of the investment advisory services necessary to continue to manage the FMB Funds through the proposed new advisory contract for each FMB Fund.

         In addition to entering into the proposed advisory contracts, Huntington intends to submit to the Board of Directors of FMB Funds a proposal to have the FMB Funds enter into a tax-free reorganization with The Monitor Funds, a family of mutual funds advised by Huntington. In such a proposed reorganization, shareholders of each FMB Fund would become shareholders in a series of The Monitor Funds that has investment objectives and policies substantially similar to those of the particular FMB Fund.
This proposal has not yet been made by Huntington, and if made and approved by the Board of Directors of the FMB Funds, it will be presented to shareholders of the FMB Funds in a separate proxy statement for use at another special meeting of shareholders to be held sometime near the end of 1997 or the beginning of 1998.

Board of Directors Recommendation

         The Board of Directors of FMB Funds met on August 18, 1997, to consider the proposed new advisory contracts for each FMB Fund, including investment advisory and other services to be provided by Huntington thereunder. On that date, the Board of Directors of FMB Funds, including a majority of the Directors who are not parties to such contract or interested persons of any such party, voted to approve the new advisory contracts and to recommend them to shareholders for approval. The Board of Directors of FMB Funds recommends that shareholders of each FMB Fund vote FOR approval of the new advisory contracts. See "Board of Directors Evaluation".

Investment Advisory Contract

         Each current advisory contract provides, and each proposed investment advisory contract will provide, that FMB Funds' investment adviser will manage each FMB Fund's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services and permit any of its officers or employees to serve without compensation as Directors or officers of the FMB Funds if duly elected to such positions.

         FMB-Trust or one of its affiliates has acted as investment adviser for each FMB Fund since each fund commenced public offering of its shares, as shown below. Also shown is the date of each current advisory contract and the date when the current advisory contract was last approved by the Directors of each FMB Fund. Each advisory contract continues in effect only so long as the continuance is specifically approved at least annually (i) by vote of a majority of the FMB Fund's outstanding voting securities or by vote of the FMB Funds' Board of Directors and (ii) by vote, cast in person at a meeting duly called for such purpose, of a majority of the FMB Funds' directors who not not parties to the advisory contract or "interested persons" of any such party. The current investment advisory contracts between FMB Funds and FMB-Trust were approved by the initial shareholder of each respective FMB Fund at the time such fund commenced operations, but have never had to be approved by shareholders of any such fund subsequent to this initial approval.


                              Commencement    Date of   Most Recent Approval
Name of FMB Fund             of Operations   Agreement       By Directors

FMB Diversified Equity Fund    12/2/1991      4/1/1996        10/28/96
FMB Intermediate Government
  Income Fund                  12/2/1991      4/1/1996        10/28/96
FMB Michigan Tax-Exempt
  Bond Fund                    12/2/1991      4/1/1996        10/28/96
FMB Money Market Fund          12/2/1991      4/1/1996        10/28/96

         Listed below are the annual advisory fees payable under the current and proposed advisory contract for each FMB Fund. The investment advisory fees are computed for each FMB Fund based upon the average daily net assets of that series, individually. The advisory fees for the FMB Diversified Equity Fund, the FMB Intermediate Government Income Fund and the FMB Michigan Tax-Exempt Bond Fund are based on the same percentage of net assets of the particular fund, regardless of that fund's size, whereas the advisory fee for the FMB Money Market Fund declines as that fund's net assets surpass certain stated levels.

                                             Advisory Fee Rate (a)
    FMB Diversified Equity Fund                      1.00%
    FMB Intermediate Government Income Fund          0.45%
    FMB Michigan Tax-Fee Bond Fund                   0.55%
    FMB Money Market Fund--
        Net Assets:
            $0 to $500 million                       0.35%
            $500 million to $1 billion               0.30%
            Over $1 billion                          0.25%
    ________
    (a) FMB-Trust has voluntarily waived portions of its advisory fees in prior years, but FMB-Trust is not, and Huntington will not be, required to continue with such waivers.

         The advisory fees paid by each FMB Fund to FMB-Trust during each Fund's most recently completed fiscal year (the fiscal year ended November 30, 1996) were as follows:.

                                              Advisory Fees
     FMB Diversified Equity Fund                 $632,000
     FMB Intermediate Government Income Fund      531,000
     FMB Michigan Tax-Fee Bond                     48,000*
     FMB Money Market Fund                        448,000
     ______________
     * Gross advisory fees were $167,000, of which FMB-Trust waived
$119,000.

         Under the current sub-advisory agreements with First Michigan, all compensation payable to First Michigan is to be paid by FMB-Trust, and not by FMB Funds, and therefore the termination of such sub-advisory contracts as a result of the HBI Merger will have no effect on the amount of fees paid by FMB Funds for advisory services.

         Each advisory contract also provides that the investment adviser will reimburse an FMB Fund should the operating expenses of the particular FMB Fund, including investment advisory fees, but excluding taxes, interest, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable stated expense limitations.

         Each advisory contract provides that an FMB Fund's investment adviser shall not be liable for any mistake in judgment or in any other event whatsoever, except for lack of good faith, provided that nothing in the advisory contract shall be deemed to protect the adviser against any liability to a fund or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the adviser's duties or by reason of its reckless disregard of its obligations and duties under the advisory contract.

         Each advisory contract may be terminated for an FMB Fund without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the FMB Fund, and automatically terminates in the event of its "assignment" (as such term is defined in the 1940 Act and the SEC rules thereunder).

         The new advisory contract for each FMB Fund will be dated as of the date of the consummation of the Bank Merger. The Bank Merger is expected to occur on October 1, 1997. Each new advisory contract will be in effect for an initial one-year term and will continue thereafter from year to year if specifically approved at least annually by vote of a "majority of the outstanding voting securities" of such FMB Fund, as defined under the 1940 Act, or by the Board of Directors, and, in either event, the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party, cast in person at a meeting called for such purpose. However, as noted above, Huntington intends to submit to the Board of Directors of FMB Funds a proposal to reorganize the FMB Funds and combine each FMB Fund with a comparable counterpart series of The Monitor Funds, and if such a reorganization takes place, the advisory contracts for which approval is being sought will automatically terminate and be of no further force or effect.

         If the proposed new advisory contract is not approved by the shareholders of a particular FMB Fund, Huntington will not be permitted to receive any advisory fees while it serves as investment adviser for a particular FMB Fund, and the Board of Directors of FMB Funds will be required to determine whether to engage another adviser or attempt to obtain the required shareholder vote by means of a subsequent proxy solicitation.

Information Concerning Huntington

         As noted above, Huntington is a wholly-owned subsidiary of HBI. With approximately $21.0 billion in assets as of June 30, 1997, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services. Huntington, a recognized investment advisory and fiduciary services entity, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for $19.0 billion of assets as of June 30, 1997, and has investment discretion over approximately $5.0 billion of that amount. Huntington has served as investment adviser to The Monitor Funds since 1987, and has over 75 years of experience providing investment advisory services to fiduciary accounts. As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the mutual funds that it advises to hold or acquire the securities of issuers that are also lending clients of Huntington. Such a lending relationship is not a factor in the selection of securities for such mutual funds.

         Under its investment advisory agreement with The Monitor Funds, Huntington, at its expense, furnishes continuously an investment program for The Monitor Funds and makes investment decisions on their behalf, all subject to such policies as the Board of Trustees of The Monitor Funds may determine. Under the advisory agreement, Huntington is entitled to receive advisory fees at the following rates, each of which is stated as a percentage of net assets of the applicable fund:

                                   Advisory        Size of Fund
                                  Fee Rate (a)   (Net Assets) (b)

Monitor Money Market Fund           0.30%          $493,245,000
Monitor Ohio Municipal Money
  Market Fund                       0.30%           144,793,000
Monitor U.S. Treasury Money
  Market Fund                       0.20%           526,313,000
Monitor Growth Fund                 0.60%           224,880,000
Monitor Income Equity Fund          0.60%           207,599,000
Monitor Mortgage Securities Fund    0.50%            40,217,000
Monitor Ohio Tax-Free Fund          0.50%            65,591,000
Monitor Fixed Income Securities
  Fund                              0.50%           151,873,000
Monitor Short/Intermediate Fixed
  Income Securities Fund            0.50%           125,508,000
_________
(a) Huntington has voluntarily waived portions of its advisory fees in prior years, but is not required to continue with such waivers.
(b) Combined net assets of Investment Class shares and Trust Class shares, as of July 31, 1997.

         During the year ended December 31, 1996, each series of The Monitor Funds in operation during such periods paid advisory fees to Huntington as follows:

                                                  Advisory Fees
                                                  -------------
         Monitor Money Market Fund                 $1,267,812
         Monitor Ohio Municipal Money Market
           Fund                                       213,103*
         Monitor U.S. Treasury Money Market Fund      904,683
         Monitor Growth Fund                        1,028,360
         Monitor Income Equity Fund                   958,682
         Monitor Mortgage Securities Fund             101,228*
         Monitor Ohio Tax-Free Fund                   313,954
         Monitor Fixed Income Securities Fund         697,359
         Monitor Short/Intermediate Fixed Income
           Securities Fund                            627,097
         ____________
         * Gross advisory fees were $355,171 and $236,184, for the Monitor Ohio Municipal Money Market Fund and the Monitor Mortgage Securities Fund, respectively, of which Huntington voluntarily waived $142,068 and $134,956, respectively.

Board of Directors Evaluation

         At its meeting on August 18, 1997, the Board of Directors of FMB Funds unanimously voted to approve new advisory contracts for each FMB Fund and to recommend to the shareholders of each FMB Fund that they approve such new contracts. During its deliberations, the Board of Directors had the assistance of legal counsel and was furnished with information regarding Huntington and its performance as the investment adviser for The Monitor Funds. In connection with its deliberations, the Board of Directors considered the following:

    - that the HBI Merger and the Bank Merger are not expected to result in any adverse change in the investment management or operations of the FMB Funds, or the investment personnel managing such funds. Huntington neither plans nor proposes at the present time to make any material changes in the composition of senior management or personnel of FMB-Trust who are involved on a day-to-day basis in the management of investment portfolios for FMB Funds, except to fill certain open positions, and Huntington currently has no plans to make any adverse change in the manner in which investment advisory services are rendered to each FMB Fund.

    - that the new advisory contract for each FMB Fund, including the terms relating to the services to be provided and the fees and expenses payable by each fund, is on the same terms as each FMB Fund's current advisory contract. The Board of Directors noted that, in previously approving the continuation of the current advisory contracts, it had considered a number of factors, including the nature and quality of services provided by FMB-Trust; investment performance, both of each FMB Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of each FMB Fund and competitive investment companies; and FMB-Trust's profitability from managing the FMB Funds.

    - that Huntington is a large, well-established financial institution with substantial resources and, as noted above, has committed to the continuance, without interruption, of services of the type and quality currently provided by FMB-Trust, or which are superior thereto.

         HBI and Huntington have assured the Board of Directors of FMB Funds that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the predecessor or successor investment adviser. The Board of Directors of FMB Funds presently consists of four Directors, none of whom is an "interested person" of FMB-Trust or of Huntington. Accordingly, the composition of the Board of Directors of FMB Funds following the Bank Merger would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). HBI and Huntington are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any FMB Fund as a result of the Bank Merger. HBI and Huntington have agreed that they and their affiliates will take no action that would have the effect of imposing an "unfair burden" on any FMB Fund as a result of the Bank Merger. Huntington will pay the costs of preparing and distributing proxy materials to and of holding the meetings of the FMB Funds' shareholders as well as all other fees and expenses in connection with the approval of the proposed new advisory contracts for FMB Funds, including the fees and expenses of legal counsel to FMB Funds and its Directors.

                               OTHER INFORMATION

         Information about FMB-Trust. FMB-Trust, One Financial Plaza, Holland, Michigan 49423, currently serves as the investment adviser for FMB Funds. Set forth below are the names and principal occupations of the directors and the principal executive officer of FMB-Trust.

Principal Executive Officer
and Directors of FMB-Trust        Principal Occupation
--------------------------        --------------------
Larry D. Fredricks, Director      Executive Vice President and Chief
                                  Financial Officer, First Michigan Bank
                                  Corporation
Jose Infante, Director            President and Chief Executive Officer, FMB-
                                  Lumbermans Bank
Thomas S. Loupee, Director        Private investment manager
Jan W. Nienhuis, Director         President and Chief Executive Officer, FMB-
                                  First Michigan Bank
Merle J. Prins, Director          Executive Vice President, First Michigan
                                  Bank Corporation
Stephen Stream, Director,
 Chairman and Chief Executive
 Officer                          President and Chief Operating Officer,
                                  First Michigan Bank Corporation

         As noted above, FMB-Trust is wholly-owned by First Michigan. No person owns, of record or beneficially, 10% or more of any outstanding voting securities of First Michigan. No officer or director of FMB Funds is employed by or serves as an officer, employee or director of FMB-Trust.

         Information about the FMB Funds' Administrator and Distributor. The administrator for FMB Funds is SEI Fund Resources, Oaks, Pennsylvania 19456. The principal underwriter for shares of FMB Funds is SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

         Additional Information About Huntington. Since December 1, 1995 (the beginning of the most recently-completed fiscal year of FMB Funds) no director of FMB Funds has purchased or sold any securities of Huntington or it parent, HBI. As of September 1, 1997, none of the directors of FMB Funds beneficially owned any securities of Huntington or HBI. Set forth below are the names and principal occupations of the directors and the principal executive officer of Huntington.

Principal Executive Officer
and Directors of Huntington       Principal Occupation
---------------------------       --------------------
Friedrich K.M. Bohm, Director     Managing Partner, NBBJ East Limited
                                  Partnership
Douglas G. Borror, Director       President, Dominion Corporation
William E. Conway, Director       Chairman, Fairmount Minerals, Ltd.
Maurice A. Cox, Jr., Director     Chief Executive Officer, The Ohio Partners,
                                  LLC
Peter H. Edwards, Director        Chairman, Edwards Companies
Douglas E. Fairbanks, Director    Private investor
Peter E. Geier, Director          President and Chief Operating Officer, The
                                  Huntington National Bank
John B. Gerlach, Jr.              Chairman, President and Chief Executive
                                  Officer, Lancaster Colony Corporation
Elaine H. Hairston, Director      Chancellor, Ohio Board of Regents
Edgar W. Ingram III, Director     Chairman and Chief Executive Officer of
                                  White Castle Systems, Inc.
Norman A. Jacobs, Principal
  Executive Officer               Chief Executive Officer, The Huntington
                                  National Bank, Trust Division
Pete A. Klisares, Director        Executive Vice President, Worthington
                                  Industries, Inc.
William M. Osborne, Jr., Director Private investor
Robert W. Rahal, Director         President, Team Rahal, Inc.
John B. Schultz, Director         Chairman, President and Chief Executive
                                  Officers, The Lamson & Sessions Co.
Ronald J. Seiffert, Director      Vice Chairman, The Huntington National Bank
J. Richard Sisson, Director       Senior Vice President and Provost, The Ohio
                                  State University
Zuheir Sofia, Director            President and Chief Operating Officer,
                                  Huntington Bancshares Incorporated
Rodney Wasserstrom, Director      President and Chief Executive Officer, The
                                  Wasserstrom Company
William J. Williams, Director     Private investor
William S. Williams, Director     Vice Chairman, Chief Executive and Chief
                                  Financial Officer, The W.W. Williams Co.,
                                  Inc.
Frank Wobst, Director             Chairman and Chief Executive Officer,
                                  Huntington Bancshares Incorporated
Helen K. Wright, Director         Private investor

         As noted above, Huntington is wholly-owned by HBI. No person owns, of record or beneficially, 10% or more of any outstanding voting securities of HBI. No officer or director of FMB Funds is employed by or serves as an officer, employee or director of Huntington.

                                 MISCELLANEOUS

General

         The cost of preparing, printing and mailing the enclosed proxy, and this notice and proxy statement, and all other costs in connection with solicitation of proxies, will be paid by Huntington and HBI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of FMB-Trust, officers and employees of FMB-Trust, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Huntington and FMB-Trust may retain a firm to solicit proxies on behalf of FMB Funds' Board or Directors, the fees for which will be borne by Huntington.

         A COPY OF YOUR FUND'S ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1996, AND THE SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 1997, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO FMB FUNDS, INC., c/o SEI FUND RESOURCES, OAKS, PENNSYLVANIA 19456, OR BY CALLING 1-800-453-4234.

Proposals of Shareholders

         As a Maryland corporation, FMB Funds is not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since FMB Funds does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable FMB Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

Other Matters to Come Before the Meeting

         The Board of Directors of FMB Funds is not aware of any matters that will be presented for action at the Meeting other than Item 1 described above. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the applicable FMB Fund.

Voting, Quorum

         Each share of an FMB Fund is entitled to one vote on each matter submitted to a vote of the shareholders of that fund at the Meeting. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Item 1. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to FMB Funds or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Approval of
Item 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable FMB Fund. The term "majority of the outstanding voting securities", as defined in the 1940 Act, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each FMB Fund present at the meeting if more than 50% of the outstanding shares of that FMB Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of that FMB Fund.

         On Item 1, each FMB Fund will vote separately. The Bylaws of FMB Funds provide that the presence at a shareholder meeting in person or by proxy of at least 1/3 of the shares of each FMB Fund constitutes a quorum for that FMB Fund. Thus, the meeting for a particular FMB Fund could not take place on its scheduled date if less than 1/3 of the shares of that FMB Fund were represented. If, by the time scheduled for the Meeting, a quorum of shareholders of an FMB Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that FMB Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the FMB Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective FMB Fund's shareholders.

         In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Item.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,


Michael R. Mucciolo, Chairman of the Board

[Preliminary Note--The proxy statement for each particular FMB Fund will have attached to it as Exhibit A the appropriate version of the proposed advisory contract for that fund]

EXHIBIT A
                               ADVISORY CONTRACT

                        The FMB Diversified Equity Fund
                                 a portfolio of
                                FMB FUNDS, INC.
                                 P.O. Box 8526
                             Boston, MA 02266-8526

                               October 1, 1997

The Huntington National Bank
Trust Division
41 South High Street
Columbus, Ohio 43287

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Company") on behalf of the FMB Diversified Equity Fund (the "Fund") and The Huntington National Bank, Trust Division (the "Adviser") as follows:

         1. The Company is an open-end investment company currently consisting of four investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Funds"). The Company engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Company's currently effective prospectus and the currently effective statement of additional information incorporated by reference therein relating to the Fund and the Company (such prospectus and such statement of additional information being collectively referred to as the "Prospectus") included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

         2. The Company hereby engages the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified elsewhere in this contract, subject to the overall supervision of the Board of Directors of the Company. Pursuant to an administration agreement between the Company and SEI Financial Mangement Corporation (the "Administrator") on behalf of the Fund, the Company has engaged the Administrator to provide the administrative services specified therein.

         3. (a) The Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Company's Prospectus, the Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making particular investments.

         (b) The Adviser shall provide to the Company investment guidance and policy direction in connection with its daily management of the Fund's portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund and such additional reports and information as the Company's Board of Directors and officers shall reasonably request.

         (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Fund prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of the Fund.

         (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

         4. Except as provided in each of the Company's advisory contracts and administration agreements, the Company shall bear all costs of its operations, including the compensation of its directors who are not affiliated with the Adviser, the Administrator or any of their affiliates; advisory and administration fees; payments of distribution-related expenses pursuant to any Rule 12b-1 Plan, i.e., a plan of distribution of the Company adopted on behalf of any of the Funds pursuant to Rule 12b-1 under the Act; governmental fees; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing stock certificates, prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Rule 12b-1 Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; travel expenses of directors, officers and employees; office supplies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of any custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services, if any; organizational expenses; and any extraordinary expenses. Expenses attributable to one or more, but not all, of the Funds are charged against the assets of the relevant Funds. General expenses of the Funds are allocated among the Funds in a manner proportionate to the net assets of each Fund, on a transactional basis or on such other basis as the Board of Directors deems equitable.

         5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this contract, the Company shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 1.00% of the average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue before the end of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Company's Articles of Incorporation for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares.

         7. If in any fiscal year the total expenses of the Fund incurred by, or allocated to, the Fund excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund, but including the fees provided for in paragraph 6 and those provided for pursuant to the Fund's Administration Agreement ("includible expenses"), exceed the most restrictive expense limitation applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the excess portion attributable to the fee payable pursuant to this agreement is calculated under paragraph 6 hereof, and the denominator of which shall be the sum of such percentage plus the percentage at which the excess portion attributable to the fee payable pursuant to the Fund's Administration Agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this contract and/or the Fund's Administration Agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately on the basis of, and applied separately to, the portions of the fees calculated at the different rates. At the end of each month of the Company's fiscal year, the Company shall review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Fund, the monthly fee set forth in paragraph 6 payable to the Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph
7. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Company's fiscal year.

         8. This contract shall continue in effect only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Company, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         11. This contract shall be governed by and construed in accordance with the laws of the State of Michigan.

         If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

Very truly yours,

FMB FUNDS, INC., on behalf of the FMB Diversified Equity Fund

By: ______________________________
Title: ___________________________

ACCEPTED as of the date set forth above:
THE HUNTINGTON NATIONAL BANK, TRUST DIVISION

By: _____________________________
Title: ___________________________

EXHIBIT A
                               ADVISORY CONTRACT

                  The FMB Intermediate Government Income Fund
                                 a portfolio of
                                FMB FUNDS, INC.
                                 P.O. Box 8526
                             Boston, MA 02266-8526

                                October 1, 1997

The Huntington National Bank
Trust Division
41 South High Street
Columbus, Ohio 43287

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Company") on behalf of the FMB Intermediate Government Income Fund (the "Fund") and The Huntington National Bank, Trust Division (the "Adviser") as follows:

         1. The Company is an open-end investment company currently consisting of four investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Funds"). The Company engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Company's currently effective prospectus and the currently effective statement of additional information incorporated by reference therein relating to the Fund and the Company (such prospectus and such statement of additional information being collectively referred to as the "Prospectus") included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

         2. The Company hereby engages the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified elsewhere in this contract, subject to the overall supervision of the Board of Directors of the Company. Pursuant to an administration agreement between the Company and SEI Financial Mangement Corporation (the "Administrator") on behalf of the Fund, the Company has engaged the Administrator to provide the administrative services specified therein.

         3. (a) The Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Company's Prospectus, the Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making particular investments.

         (b) The Adviser shall provide to the Company investment guidance and policy direction in connection with its daily management of the Fund's portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund and such additional reports and information as the Company's Board of Directors and officers shall reasonably request.

         (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Fund prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of the Fund.

         (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

         4. Except as provided in each of the Company's advisory contracts and administration agreements, the Company shall bear all costs of its operations, including the compensation of its directors who are not affiliated with the Adviser, the Administrator or any of their affiliates; advisory and administration fees; payments of distribution-related expenses pursuant to any Rule 12b-1 Plan, i.e., a plan of distribution of the Company adopted on behalf of any of the Funds pursuant to Rule 12b-1 under the Act; governmental fees; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing stock certificates, prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Rule 12b-1 Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; travel expenses of directors, officers and employees; office supplies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of any custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services, if any; organizational expenses; and any extraordinary expenses. Expenses attributable to one or more, but not all, of the Funds are charged against the assets of the relevant Funds. General expenses of the Funds are allocated among the Funds in a manner proportionate to the net assets of each Fund, on a transactional basis or on such other basis as the Board of Directors deems equitable.

         5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this contract, the Company shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 0.45% of the average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue before the end of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Company's Articles of Incorporation for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares.

         7. If in any fiscal year the total expenses of the Fund incurred by, or allocated to, the Fund excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund, but including the fees provided for in paragraph 6 and those provided for pursuant to the Fund's Administration Agreement ("includible expenses"), exceed the most restrictive expense limitation applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the excess portion attributable to the fee payable pursuant to this agreement is calculated under paragraph 6 hereof, and the denominator of which shall be the sum of such percentage plus the percentage at which the excess portion attributable to the fee payable pursuant to the Fund's Administration Agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this contract and/or the Fund's Administration Agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately on the basis of, and applied separately to, the portions of the fees calculated at the different rates. At the end of each month of the Company's fiscal year, the Company shall review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Fund, the monthly fee set forth in paragraph 6 payable to the Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph
7. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Company's fiscal year.

         8. This contract shall continue in effect only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Company, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. This contract shall be governed by and construed in accordance with the laws of the State of Michigan.

         If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

Very truly yours,

FMB FUNDS, INC., on behalf of the FMB Intermediate Government Income Fund

By:______________________________
Title:___________________________


ACCEPTED as of the date set forth above:
THE HUNTINGTON NATIONAL BANK, TRUST DIVISION

By: _____________________________
Title: ___________________________

EXHIBIT A
                               ADVISORY CONTRACT

                      The FMB Michigan Tax-Free Bond Fund
                                 a portfolio of
                                FMB FUNDS, INC.
                                 P.O. Box 8526
                             Boston, MA 02266-8526

                                October 1, 1997


The Huntington National Bank
Trust Division
41 South High Street
Columbus, Ohio 43287

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Company") on behalf of the FMB Michigan Tax-Free Bond Fund (the "Fund") and The Huntington National Bank, Trust Division (the "Adviser") as follows:

         1. The Company is an open-end investment company currently consisting of four investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Funds"). The Company engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Company's currently effective prospectus and the currently effective statement of additional information incorporated by reference therein relating to the Fund and the Company (such prospectus and such statement of additional information being collectively referred to as the "Prospectus") included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

         2. The Company hereby engages the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified elsewhere in this contract, subject to the overall supervision of the Board of Directors of the Company. Pursuant to an administration agreement between the Company and SEI Financial Mangement Corporation (the "Administrator") on behalf of the Fund, the Company has engaged the Administrator to provide the administrative services specified therein.

         3. (a) The Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Company's Prospectus, the Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making particular investments.

         (b) The Adviser shall provide to the Company investment guidance and policy direction in connection with its daily management of the Fund's portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund and such additional reports and information as the Company's Board of Directors and officers shall reasonably request.

         (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Fund prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of the Fund.

         (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

         4. Except as provided in each of the Company's advisory contracts and administration agreements, the Company shall bear all costs of its operations, including the compensation of its directors who are not affiliated with the Adviser, the Administrator or any of its affiliates; advisory and administration fees; payments of distribution-related expenses pursuant to any Rule 12b-1 Plan, i.e., a plan of distribution of the Company adopted on behalf of any of the Funds pursuant to Rule 12b-1 under the Act; governmental fees; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing stock certificates, prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Rule 12b-1 Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; travel expenses of directors, officers and employees; office supplies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of any custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services, if any; organizational expenses; and any extraordinary expenses. Expenses attributable to one or more, but not all, of the Funds are charged against the assets of the relevant Funds. General expenses of the Funds are allocated among the Funds in a manner proportionate to the net assets of each Fund, on a transactional basis or on such other basis as the Board of Directors deems equitable.

         5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this contract, the Company shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 0.55% of average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue before the end of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Company's Articles of Incorporation for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares.

         7. If in any fiscal year the total expenses of the Fund incurred by, or allocated to, the Fund excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund, but including the fees provided for in paragraph 6 and those provided for pursuant to the Fund's Administration Agreement ("includible expenses"), exceed the most restrictive expense limitation applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the excess portion attributable to the fee payable pursuant to this agreement is calculated under paragraph 6 hereof, and the denominator of which shall be the sum of such percentage plus the percentage at which the excess portion attributable to the fee payable pursuant to the Fund's Administration Agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this contract and/or the Fund's Administration Agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately on the basis of, and applied separately to, the portions of the fees calculated at the different rates. At the end of each month of the Company's fiscal year, the Company shall review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Fund, the monthly fee set forth in paragraph 6 payable to the Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph
7. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Company's fiscal year.

         8. This contract shall continue in effect only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Company, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. This contract shall be governed by and construed in accordance with the laws of the State of Michigan.

         If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

Very truly yours,

FMB FUNDS, INC., on behalf of the FMB Michigan Tax-Free Bond Fund

By:_____________________________
Title:____________________________


ACCEPTED as of the date set forth above:
THE HUNTINGTON NATIONAL BANK, TRUST DIVISION

By: _____________________________
Title: ____________________________

EXHIBIT A
                               ADVISORY CONTRACT

                           The FMB Money Market Fund
                                 a portfolio of
                                FMB FUNDS, INC.
                                 P.O. Box 8526
                             Boston, MA 02266-8526

                                October 1, 1997

The Huntington National Bank
Trust Division
41 South High Street
Columbus, Ohio 43287

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Company") on behalf of the FMB Money Market Fund (the "Fund") and The Huntington National Bank, Trust Division (the "Adviser") as follows:

         1. The Company is an open-end investment company currently consisting of four investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Funds"). The Company engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Company's currently effective prospectus and the currently effective statement of additional information incorporated by reference therein relating to the Fund and the Company (such prospectus and such statement of additional information being collectively referred to as the "Prospectus") included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

         2. The Company hereby engages the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified elsewhere in this contract, subject to the overall supervision of the Board of Directors of the Company. Pursuant to an administration agreement between the Company and SEI Financial Mangement Corporation (the "Administrator") on behalf of the Fund, the Company has engaged the Administrator to provide the administrative services specified therein.

         3. (a) The Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Company's Prospectus, the Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making particular investments.

         (b) The Adviser shall provide to the Company investment guidance and policy direction in connection with its daily management of the Fund's portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund and such additional reports and information as the Company's Board of Directors and officers shall reasonably request.

         (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Fund prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of the Fund.

         (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

         4. Except as provided in each of the Company's advisory contracts and administration agreements, the Company shall bear all costs of its operations, including the compensation of its directors who are not affiliated with the Adviser, the Administrator or any of their affiliates; advisory and administration fees; payments of distribution-related expenses pursuant to any Rule 12b-1 Plan, i.e., a plan of distribution of the Company adopted on behalf of any of the Funds pursuant to Rule 12b-1 under the Act; governmental fees; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing stock certificates, prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Rule 12b-1 Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; travel expenses of directors, officers and employees; office supplies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of any custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services, if any; organizational expenses; and any extraordinary expenses. Expenses attributable to one or more, but not all, of the Funds are charged against the assets of the relevant Funds. General expenses of the Funds are allocated among the Funds in a manner proportionate to the net assets of each Fund, on a transactional basis or on such other basis as the Board of Directors deems equitable.

         5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this contract, the Company shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 0.35% of the first five hundred million, 0.30% of the next five hundred million and 0.25% of one billion or above of the average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue before the end of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Company's Articles of Incorporation for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares.

         7. If in any fiscal year the total expenses of the Fund incurred by, or allocated to, the Fund excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund, but including the fees provided for in paragraph 6 and those provided for pursuant to the Fund's Administration Agreement ("includible expenses"), exceed the most restrictive expense limitation applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the excess portion attributable to the fee payable pursuant to this agreement is calculated under paragraph 6 hereof, and the denominator of which shall be the sum of such percentage plus the percentage at which the excess portion attributable to the fee payable pursuant to the Fund's Administration Agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this contract and/or the Fund's Administration Agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately on the basis of, and applied separately to, the portions of the fees calculated at the different rates. At the end of each month of the Company's fiscal year, the Company shall review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Fund, the monthly fee set forth in paragraph 6 payable to the Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph
7. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Company's fiscal year.

         8. This contract shall continue in effect only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Company, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. This contract shall be governed by and construed in accordance with the laws of the State of Michigan.

         If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

Very truly yours,

FMB FUNDS, INC., on behalf of the FMB Money Market Fund

By:______________________________
Title:___________________________


ACCEPTED as of the date set forth above:
THE HUNTINGTON NATIONAL BANK, TRUST DIVISION


By: _____________________________
Title: ___________________________

PROXY                                                              PROXY
                          FMB Diversified Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held September 26, 1997

This Proxy is solicited on behalf of the Board of Directors of FMB Funds, Inc.

         The undersigned hereby appoints Todd Cipperman and Patricia Arizin, or either one of them, proxies with full power of substitution to vote as designated below all shares of common stock of the FMB Diversified Equity Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of FMB Diversified Equity Fund to be held on Friday, September 26, 1997, or at any adjournment or adjournments thereof, as follows:

1. On the proposal to approve a new advisory contract between FMB Diversified Equity Fund (the "Fund") and The Huntington National Bank, Trust Division, as more fully set forth in the Fund's Notice of Joint Special Meeting of Shareholders and Proxy Statement dated September 5, 1997, receipt of which is hereby acknowledged:

                           [  ]   FOR
                           [  ]   AGAINST
                           [  ]   ABSTAIN

2. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.

         When properly executed, this Proxy will be voted in the manner directed above. If no direction is made, this Proxy will be voted FOR Item 1 above. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

____________________________                   ____________________________
Signature of Shareholder                       Signature of Shareholder

Dated ______________, 1997

Please sign this proxy exactly as your name(s) appears on this proxy card. If shares are registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY                                                          PROXY
                    FMB Intermediate Government Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held September 26, 1997

This Proxy is solicited on behalf of the Board of Directors of FMB Funds, Inc.

         The undersigned hereby appoints Todd Cipperman and Patricia Arizin, or either one of them, proxies with full power of substitution to vote as designated below all shares of common stock of the FMB Intermediate Government Income Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of FMB Intermediate Government Income Fund to be held on Friday, September 26, 1997, or at any adjournment or adjournments thereof, as follows:

1. On the proposal to approve a new advisory contract between FMB Intermediate Government Income Fund (the "Fund") and The Huntington National Bank, Trust Division, as more fully set forth in the Fund's Notice of Joint Special Meeting of Shareholders and Proxy Statement dated September 5, 1997, receipt of which is hereby acknowledged:

                      [  ]   FOR
                      [  ]   AGAINST
                      [  ]   ABSTAIN

2. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.

         When properly executed, this Proxy will be voted in the manner directed above. If no direction is made, this Proxy will be voted FOR Item 1 above. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

____________________________              ____________________________
Signature of Shareholder                  Signature of Shareholder

Dated _______________, 1997

Please sign this proxy exactly as your name(s) appears on this proxy card. If shares are registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY                                                          PROXY
                        FMB Michigan Tax-Free Bond Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held September 26, 1997

This Proxy is solicited on behalf of the Board of Directors of FMB Funds, Inc.

         The undersigned hereby appoints Todd Cipperman and Patricia Arizin, or either one of them, proxies with full power of substitution to vote as designated below all shares of common stock of the FMB Michigan Tax-Free Bond Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of FMB Michigan Tax-Free Bond Fund to be held on Friday, September 26, 1997, or at any adjournment or adjournments thereof, as follows:

1. On the proposal to approve a new advisory contract between FMB Michigan Tax-Free Bond Fund (the "Fund") and The Huntington National Bank, Trust Division, as more fully set forth in the Fund's Notice of Joint Special Meeting of Shareholders and Proxy Statement dated September 5, 1997, receipt of which is hereby acknowledged:

                         [  ]   FOR
                         [  ]   AGAINST
                         [  ]   ABSTAIN

2. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.

         When properly executed, this Proxy will be voted in the manner directed above. If no direction is made, this Proxy will be voted FOR Item 1 above. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

____________________________           ____________________________
Signature of Shareholder               Signature of Shareholder

Dated_________________, 1997

Please sign this proxy exactly as your name(s) appears on this proxy card. If shares are registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY                                                          PROXY
                             FMB Money Market Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held September 26, 1997

This Proxy is solicited on behalf of the Board of Directors of FMB Funds, Inc.

         The undersigned hereby appoints Todd Cipperman and Patricia Arizin, or either one of them, proxies with full power of substitution to vote as designated below all shares of common stock of the FMB Money Market Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of FMB Money Market Fund to be held on Friday, September 26, 1997, or at any adjournment or adjournments thereof, as follows:

1. On the proposal to approve a new advisory contract between FMB Money Market Fund (the "Fund") and The Huntington National Bank, Trust Division, as more fully set forth in the Fund's Notice of Joint Special Meeting of Shareholders and Proxy Statement dated September 5, 1997, receipt of which is hereby acknowledged:

                       [  ]   FOR
                       [  ]   AGAINST
                       [  ]   ABSTAIN

2. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.

         When properly executed, this Proxy will be voted in the manner directed above. If no direction is made, this Proxy will be voted FOR Item 1 above. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

____________________________             ____________________________
Signature of Shareholder                 Signature of Shareholder

Dated______________, 1997

Please sign this proxy exactly as your name(s) appears on this proxy card. If shares are registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.